Exhibit 4.3

Execution Version

TYCO INTERNATIONAL FINANCE S.A.

TYCO INTERNATIONAL LTD.

TYCO INTERNATIONAL PLC

TYCO FIRE & SECURITY FINANCE S.C.A.

SUPPLEMENTAL INDENTURE 2014-1 TO 1998 INDENTURE

THIS SUPPLEMENTAL INDENTURE 2014-1 (this “2014 Supplemental Indenture”), dated and effective as of November 17, 2014, among TYCO INTERNATIONAL FINANCE S.A., a Luxembourg public limited liability company (société anonyme), having its registered office at 29, avenue de la Porte Neuve, L-2227 Luxembourg, and registered with the Luxembourg trade and companies register under number B 123550 (“TIFSA”), TYCO INTERNATIONAL LTD., a Swiss company (formerly a Bermuda company) (“Tyco Switzerland”), TYCO INTERNATIONAL PLC, an Irish public limited company (“Tyco Ireland”), TYCO FIRE & SECURITY FINANCE S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions), having its registered office at 29, avenue de la Porte Neuve, L-2227 Luxembourg, and registered with the Luxembourg trade and companies register under number B 190265 (“Tyco Luxembourg”) and WILMINGTON TRUST COMPANY, as trustee (the “Trustee”).

RECITALS

A. On June 9, 1998, Tyco International Group S.A. (“TIGSA”), Tyco Switzerland and The Bank of New York, as trustee (the “Predecessor Trustee”) executed an indenture (the “Base Indenture” and, as supplemented and amended prior to the date hereof, the “Indenture”) under which TIGSA undertook obligations in its role as “Issuer” and Tyco Switzerland undertook obligations in its role as “Tyco”.

B. In 2007, Wilmington Trust Company succeeded the Predecessor Trustee as Trustee under the Indenture.

C. As confirmed in 1998 Supplemental Indenture 2008-1, dated as of May 15, 2008 (the “2008 Supplemental Indenture”), Tyco Switzerland succeeded to, and was substituted for, TIGSA in its role as Issuer.

D. TIFSA became, and remains, a co-obligor under the Indenture, as confirmed in the 2008 Supplemental Indenture.

E. Tyco Ireland is a wholly-owned subsidiary of Tyco Switzerland and is executing this 2014 Supplemental Indenture to confirm that it has agreed to become, and has become, a Guarantor under the Indenture.

F. Tyco Luxembourg is a direct and indirect wholly-owned subsidiary of Tyco Ireland and is executing this 2014 Supplemental Indenture to confirm that, under the Indenture, it has succeeded to Tyco Switzerland as “Issuer”, “Tyco” and “Guarantor” under the Indenture, effective upon the consummation of the sale (the “TIFSA Sale”) by Tyco Switzerland to Tyco Luxembourg of all of Tyco Switzerland’s equity interests in TIFSA, which equity interests constitute substantially all of Tyco Switzerland’s assets.

G. After the TIFSA Sale, Tyco Switzerland is expected to merge into Tyco Ireland, with Tyco Ireland surviving as a publicly traded company.

H. Tyco Switzerland is executing this 2014 Supplemental Indenture to confirm that, effective upon the TIFSA Sale, it has been discharged from its obligations under the Indenture.

I. Section 7.1 of the Indenture provides for the execution of indentures supplemental to the Indenture, without the consent of the Holders, to, among other things: (1) evidence a succession pursuant to Article Eight of the Indenture; (2) add to the covenants of the Issuer or any Guarantor; and (3) add a Guarantor.

NOW, THEREFORE, for and in consideration of the foregoing premises, TIFSA, Tyco Switzerland, Tyco Luxembourg, Tyco Ireland and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

ARTICLE I

Section 1.1    Tyco Ireland Guarantee

Pursuant to Section 13.4 of the Indenture, Tyco Ireland hereby becomes a Guarantor under the Indenture, effective immediately prior to the TIFSA Sale, and affirms that it has undertaken the covenants and agreements under the Indenture to be performed by a Guarantor, including the obligations set forth in Section 13.1 of the Indenture with respect to the full and unconditional guarantee of the due and punctual payment of (a) the principal of and interest on each Security and all other obligations of the Issuer under the Indenture and (b) all obligations to the Trustee under the Indenture.

Section 1.2    Succession by Tyco Luxembourg

Pursuant to Section 8.1 of the Indenture, Tyco Luxembourg hereby: (a) acknowledges and agrees that, effective upon the TIFSA Sale, it will be the successor entity to Tyco Switzerland under the Indenture, (b) expressly assumes, effective upon the TIFSA Sale, the due and punctual payment of the principal of and interest on all the Securities and obligations under the Guarantees according to their tenor, and the due and punctual performance and observance of all of the covenants and agreements of the Indenture to be performed or observed by Tyco Switzerland, and (c) acknowledges and affirms that, immediately after the TIFSA Sale, there is no default in the performance of any such covenant or agreement.

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Following the TIFSA Sale, Tyco Luxembourg shall succeed to and be substituted for Tyco Switzerland in its roles as Issuer, Tyco and Guarantor with the same effect as if it had been so named in the Indenture.

Section 1.3    Discharge of Tyco Switzerland

Pursuant to Section 8.2 of the Indenture, upon Tyco Luxembourg’s succession pursuant to Section 1.2 of this 2014 Supplemental Indenture, Tyco Switzerland shall be discharged from all obligations and covenants under the Indenture, the Securities and any Guarantees and may be liquidated or dissolved.

Section 1.4    No Default

Tyco Ireland and Tyco Switzerland each acknowledge and affirm that, immediately after the TIFSA Sale, it shall not be in default in the performance of any covenant or agreement of the Indenture to be performed or observed by it.

Section 1.5    Effect

From and after the time of this 2014 Supplemental Indenture:

(a) TIFSA remains a co-obligor under the Indenture;

(b) Tyco Luxembourg has succeeded Tyco Switzerland and has become “Issuer”, “Tyco” and a “Guarantor” under the Indenture;

(c) Tyco Ireland became a “Guarantor” under the Indenture; and

(d) Tyco Switzerland has been discharged from its obligations under the Indenture.

ARTICLE II

MISCELLANEOUS

Section 2.1    Confirmation of Indenture

The Indenture, as supplemented and amended by this 2014 Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this 2014 Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 2.2    Concerning the Trustee

In carrying out the Trustee’s responsibilities hereunder, the Trustee shall have all of the rights, protections and immunities which it possesses under the Indenture. The Trustee assumes no responsibility for the correctness of the recitals contained herein. The Trustee makes no representations as to the validity or sufficiency of this 2014 Supplemental Indenture.

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Section 2.3    NEW YORK LAW TO GOVERN

THIS 2014 SUPPLEMENTAL INDENTURE SHALL BE DEEMED TO BE A CONTRACT UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF THE CONFLICT OF LAWS THEREOF.

Section 2.4    Effectiveness

Upon the effectiveness of the TIFSA Sale, Tyco Ireland and Tyco Luxembourg shall deliver to the Trustee an Officers’ Certificate certifying to the effectiveness of the TIFSA Sale.

This 2014 Supplemental Indenture shall become effective upon the Trustee’s receipt of the Officers’ Certificate certifying to the effectiveness of the TIFSA Sale.

Section 2.5    Counterparts

This 2014 Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to the Indenture by facsimile, email or other electronic means shall be effective as delivery of a manually executed counterpart of the Indenture.

Section 2.6    No Benefit

Nothing in this 2014 Supplemental Indenture, express or implied, shall give to any Person other than the parties hereto and their successors or assigns, and the holders of the Securities, any benefit or legal or equitable rights, remedy or claim under this 2014 Supplemental Indenture or the Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture 2014-1 to be duly executed as of the time, day and year first written above.

TYCO INTERNATIONAL FINANCE S.A.

By:	/s/ Peter Schieser
Name:	Peter Schieser
Title:	Managing Director

TYCO INTERNATIONAL LTD.

By:	/s/ Mark Armstrong
Name:	Mark Armstrong
Title:	Senior Vice President and Treasurer

Executed as a deed by
TYCO INTERNATIONAL PLC under its Common Seal
In the presence of:

By:	/s/ Andrea Goodrich
Name:	Andrea Goodrich
Title:	Director

By:	/s/ Arun Nayar
Name:	Arun Nayar
Title:	Director

TYCO FIRE & SECURITY FINANCE S.C.A.

By: TYCO FIRE & SECURITY S.À R.L., its general partner

By:	/s/ Peter Schieser
Name:	Peter Schieser
Title:	Manager

[Signature Page to 1998 Supplemental Indenture 2014-1]

WILMINGTON TRUST COMPANY, Trustee

By:	/s/ W. Thomas Morris, II
Name:	W. Thomas Morris, II
Title:	Vice President

[Signature Page to 1998 Supplemental Indenture 2014-1]

Form of 7.0% Note due 2019

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

TYCO INTERNATIONAL FINANCE S.A.

TYCO FIRE & SECURITY FINANCE S.C.A.

7.0% NOTE DUE 2019

No. 1

$	CUSIP:

TYCO FIRE & SECURITY FINANCE S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions), having its registered office at 29, avenue de la Porte Neuve, L-2227 Luxembourg, and registered with the Luxembourg trade and companies register under number B 190265, and TYCO INTERNATIONAL FINANCE S.A., a Luxembourg public limited liability company (société anonyme), having its registered office at 29, avenue de la Porte Neuve, L-2227 Luxembourg, and registered with the Luxembourg trade and companies register under number B 123550 (collectively, the “ISSUER”), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of                              on December 15, 2019, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semiannually on June 15 and December 15 of each year (each, an “INTEREST PAYMENT DATE”; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing December 15, 2008, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from June 15, 2008 or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes of this Note, “BUSINESS DAY” means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the June 1 or December 1 (in each case, whether or not a Business Day), as the case may be (each, a “REGULAR RECORD DATE”), immediately preceding such Interest Payment Date; provided that if such June 1 or December 1 is prior to the date of issuance of this Note, interest will be paid to the Person in whose name such Note is registered at the close of business on such date of issuance. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date or issuance date, as the case may be, immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date of the Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, EACH OF TYCO INTERNATIONAL FINANCE S.A. AND TYCO FIRE & SECURITY FINANCE S.C.A. has caused this instrument to be signed by its duly authorized officer.

Dated:

TYCO FIRE & SECURITY FINANCE S.C.A.

By: TYCO FIRE & SECURITY S.À R.L., its general partner

By:
Title:

TYCO FIRE & SECURITY FINANCE S.C.A.

By: TYCO FIRE & SECURITY S.À R.L., its general partner

By:
Title:

TYCO INTERNATIONAL FINANCE S.A.

By:
Title:

TYCO INTERNATIONAL FINANCE S.A.

By:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY,
as Trustee

By:
Authorized Signatory

GUARANTEE

For value received, TYCO FIRE & SECURITY FINANCE S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions), having its registered office at 29, avenue de la Porte Neuve, L-2227 Luxembourg, and registered with the Luxembourg trade and companies register under number B 190265, hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, interest on and Additional Amounts in respect of the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

TYCO FIRE & SECURITY FINANCE S.C.A.

By: TYCO FIRE & SECURITY S.À R.L., its general partner

By:
Title:

GUARANTEE

For value received, TYCO INTERNATIONAL PLC hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, interest on and Additional Amounts in respect of the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

Executed as a deed by
TYCO INTERNATIONAL PLC under its Common Seal
In the presence of:

By:
Name:
Title:

By:
Name:
Title:

REVERSE OF NOTE

TYCO INTERNATIONAL FINANCE S.A.

TYCO FIRE & SECURITY FINANCE S.C.A.

7.0% NOTE DUE 2019

1. INDENTURE. (a) This Note is one of a duly authorized issue of notes of the Issuer (hereinafter called the “NOTES”) of a series designated as the 7.0% Notes due 2019 of the Issuer all issued or to be issued under and pursuant to an indenture, dated as of June 9, 1998 (as amended and supplemented, the “INDENTURE”), among the Issuer, Tyco Fire & Security Finance S.C.A. (as successor to Tyco International Ltd.) (in its capacity as Guarantor, “TYCO”), Tyco International plc (as a Guarantor) and Wilmington Trust Company, as Trustee (herein called the “TRUSTEE”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, Tyco, the Trustee and the Holders of the Notes.

(b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the “SECURITIES”) may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as in the Indenture provided.

(c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

2. AMENDMENTS AND WAIVERS. (a) The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; PROVIDED, that no such supplemental indenture shall (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 4.2 of the Indenture, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected.

(b) It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3. OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, Tyco or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

4. REDEMPTION. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time at a redemption price equal to the greater of (i) 100% of the principal amount of this Note, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 15 basis points plus, in each case, accrued interest thereon to the date of redemption. This Note is also subject to redemption to the extent provided in Article Twelve of the Indenture.

“ADJUSTED REDEMPTION TREASURY RATE” means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

“BUSINESS DAY” means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

“COMPARABLE REDEMPTION TREASURY ISSUE” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“COMPARABLE REDEMPTION TREASURY PRICE” means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

“QUOTATION AGENT” means a Redemption Reference Treasury Dealer appointed as such agent by the Company or Tyco.

“REDEMPTION REFERENCE TREASURY DEALER” means each of J.P. Morgan Securities Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company or Tyco.

“REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS” means, with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

5. CERTAIN COVENANTS. The Indenture restricts the Issuer’s ability to merge, consolidate or sell substantially all of its assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of liens it may incur, as well as its ability to enter into sale and leaseback transactions, a covenant limiting the ability of its subsidiaries to incur indebtedness, and a covenant requiring it to pay or discharge all taxes, all as more fully described in the Indenture. All of such covenants are subject to the covenant defeasance procedures outlined in the Indenture.

6. EFFECT OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

7. DEFEASANCE. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

8. CHANGE OF CONTROL TRIGGERING EVENT. Upon the occurrence of a Change of Control Triggering Event, unless this Note is being redeemed, the Holder of this Note will have the right to require that all or a portion, in $1,000 increments, of this Note be purchased at a purchase price equal to 101% of the principal amount hereof plus accrued and unpaid interest, if any, to the date of purchase.

9. DENOMINATIONS; TRANSFER.

(a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

(b) Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Issuer may require payment of any tax or other governmental charge imposed in connection therewith.

(c) A certificate in global form representing all or a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

10. HOLDER AS OWNER. The Issuer, Tyco, the Trustee and any authorized agent of the Issuer, Tyco or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, Tyco or the Trustee or any authorized agent of the Issuer, Tyco or the Trustee shall be affected by any notice to the contrary.

11. NO LIABILITY OF CERTAIN PERSONS. No recourse under or upon any obligation, covenant or agreement of the Issuer or Tyco in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, or any past, present or future shareholder, officer or director, as such, of the Issuer, Tyco or of any successor corporation of either of them, either directly or through the Issuer, Tyco or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

12. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK GOVERN THE INDENTURE AND THIS NOTE.

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS,
INCLUDING ZIP CODE, OF ASSIGNEE

the within Note of Tyco International Finance S.A. and Tyco Fire & Security Finance S.C.A. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Tyco International Finance S.A. and Tyco Fire & Security Finance S.C.A., with full power of substitution in the premises.

Dated:

Signature

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

SCHEDULE OF EXCHANGES OF SECURITIES

The following exchanges of a part of this Global Security for Physical Securities or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

Form of 6 7/8% Note due 2021

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE REGISTERED FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO THE NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

TYCO INTERNATIONAL FINANCE S.A.

TYCO FIRE & SECURITY FINANCE S.C.A.

6 7/8% NOTE DUE 2021

No. 1

$	CUSIP:

TYCO FIRE & SECURITY FINANCE S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions), having its registered office at 29, avenue de la Porte Neuve, L-2227 Luxembourg, and registered with the Luxembourg trade and companies register under number B 190265, and TYCO INTERNATIONAL FINANCE S.A., a Luxembourg public limited liability company (société anonyme), having its registered office at 29, avenue de la Porte Neuve, L-2227 Luxembourg, and registered with the Luxembourg trade and companies register under number B 123550 (collectively, the “ISSUER”), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of                              on January 15, 2021, at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay semiannually on January 15 and July 15 of each year (each, an “INTEREST PAYMENT DATE”; provided, however, that if an Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be the next succeeding Business Day but no additional interest shall be paid in respect of such intervening period), commencing January 15, 2009, the amount of interest on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from July 15, 2008 or from the most recent Interest Payment Date to which interest has been paid or duly provided for until said principal sum has been paid or duly provided for. Interest shall be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes of this Note, “BUSINESS DAY” means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, regulation or executive order to be closed.

The interest payable on any Interest Payment Date which is punctually paid or duly provided for on such Interest Payment Date will be paid to the Person in whose name this Note is registered at the close of business on the January 1 or July 1 (in each case, whether or not a Business Day), as the case may be (each, a “REGULAR RECORD DATE”), immediately preceding such Interest Payment Date; provided that if such January 1 or July 1 is prior to the date of issuance of this Note, interest will be paid to the Person in whose name this Note is registered at the close of business on such date of issuance. Interest payable on this Note which is not punctually paid or duly provided for on any Interest Payment Date therefor shall forthwith cease to be payable to the Person in whose name this Note is registered at the close of business on the Regular Record Date or issuance date, as the case may be, immediately preceding such Interest Payment Date, and such interest shall instead be paid to the Person in whose name this Note is registered at the close of business on the record date established for such payment by notice by or on behalf of the Issuer to the Holders of the Notes mailed by first-class mail not less

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than 15 days prior to such record date to their last addresses as they shall appear upon the Security register, such record date to be not less than five days preceding the date of payment of such defaulted interest. At the option of the Issuer, interest on the Notes may be paid (i) by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Holders of the Notes or (ii) at the expense of the Issuer, by wire transfer to an account maintained by the Person entitled thereto as specified in writing to the Trustee by such Person by the applicable record date of the Notes.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

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IN WITNESS WHEREOF, EACH OF TYCO INTERNATIONAL FINANCE S.A. AND TYCO FIRE & SECURITY FINANCE S.C.A. has caused this instrument to be signed by its duly authorized officer.

Dated:

TYCO FIRE & SECURITY FINANCE S.C.A.

By: TYCO FIRE & SECURITY S.À R.L., its general partner

By:
Title:

TYCO FIRE & SECURITY FINANCE S.C.A.

By: TYCO FIRE & SECURITY S.À R.L., its general partner

By:
Title:

TYCO INTERNATIONAL FINANCE S.A.

By:
Title:

TYCO INTERNATIONAL FINANCE S.A.

By:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

WILMINGTON TRUST COMPANY,
as Trustee

By:
Authorized Signatory

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GUARANTEE

For value received, TYCO FIRE & SECURITY FINANCE S.C.A., a Luxembourg corporate partnership limited by shares (société en commandite par actions), having its registered office at 29, avenue de la Porte Neuve, L-2227 Luxembourg, and registered with the Luxembourg trade and companies register under number B 190265, hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, interest on and Additional Amounts in respect of the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

TYCO FIRE & SECURITY FINANCE S.C.A.

By: TYCO FIRE & SECURITY S.À R.L., its general partner

By:
Title:

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GUARANTEE

For value received, TYCO INTERNATIONAL PLC hereby absolutely, unconditionally and irrevocably guarantees to the holder of this Note the payment of principal of, interest on and Additional Amounts in respect of the Security upon which this Guarantee is endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of such Note, if lawful, and the payment or performance of all other obligations of the Issuer under the Indenture or the Notes, to the holder of such Note and the Trustee, all in accordance with and subject to the terms and limitations of such Note and Article Thirteen of the Indenture. This Guarantee will not become effective until the Trustee duly executes the certificate of authentication on this Note. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof.

Dated:

Executed as a deed by
TYCO INTERNATIONAL PLC under its Common Seal
In the presence of:

By:
Name:
Title:

By:
Name:
Title:

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REVERSE OF NOTE

TYCO INTERNATIONAL FINANCE S.A.

TYCO FIRE & SECURITY FINANCE S.C.A.

6 7/8% NOTE DUE 2021

1. INDENTURE. (a) This Note is one of a duly authorized issue of notes of the Issuer (hereinafter called the “NOTES”) of a series designated as the 6 7/8% Notes due 2021 of the Issuer all issued or to be issued under and pursuant to an indenture, dated as of June 9, 1998 (as amended and supplemented, the “INDENTURE”), among the Issuer, Tyco Fire & Security Finance S.C.A. (as successor to Tyco International Ltd.) (in its capacity as Guarantor, “TYCO”), Tyco International plc (as a Guarantor) and Wilmington Trust Company, as Trustee (herein called the “TRUSTEE”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Issuer, Tyco, the Trustee and the Holders of the Notes.

(b) Other debentures, notes, bonds or other evidences of indebtedness (together with the Notes, hereinafter called the “SECURITIES”) may be issued under the Indenture in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary from the Notes and each other, as in the Indenture provided.

(c) All capitalized terms used in this Note which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

2. AMENDMENTS AND WAIVERS. (a) The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as one class), evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the Holders of the Securities of each such series; PROVIDED, that no such supplemental indenture shall extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption thereof or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 4.1 of the Indenture or the amount thereof provable in bankruptcy pursuant to Section 4.2 of the Indenture, or impair or affect the rights of any Holder to institute suit for the payment thereof, without the consent of the Holder of each Security so affected, or reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture, without the consent of the Holder of each Security affected.

(b) It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the

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maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3. OBLIGATION TO PAY PRINCIPAL, PREMIUM, IF ANY, AND INTEREST. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, Tyco or any other obligor on the Notes, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate, at the place and in the coin or currency herein prescribed.

4. REDEMPTION. This Note may be redeemed, in whole or in part, at the option of the Issuer at any time at a redemption price equal to the greater of (i) 100% of the principal amount of this Note, and (ii) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Redemption Treasury Rate plus 25 basis points plus, in each case, accrued interest thereon to the date of redemption. This Note is also subject to redemption to the extent provided in Article Twelve of the Indenture.

“ADJUSTED REDEMPTION TREASURY RATE” means, with respect to any redemption date, the annual rate equal to the semiannual equivalent yield to maturity or interpolated (on a 30/360 day count basis) yield to maturity of the Comparable Redemption Treasury Issue, assuming a price for the Comparable Redemption Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Redemption Treasury Price for such redemption date.

“BUSINESS DAY” means any day other than a Saturday, a Sunday or a day on which banking institutions in The City of New York are authorized or obligated by law, executive order or governmental decree to be closed.

“COMPARABLE REDEMPTION TREASURY ISSUE” means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that will be utilized at the time of selection and in accordance with customary financial practice in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

“COMPARABLE REDEMPTION TREASURY PRICE” means, with respect to any redemption date, (i) the average of the Redemption Reference Treasury Dealer Quotations for

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such redemption date, after excluding the highest and lowest such Redemption Reference Treasury Dealer Quotations (unless there is more than one highest or lowest quotation, in which case only one such highest and/or lowest quotation shall be excluded), or (ii) if the Quotation Agent obtains fewer than four such Redemption Reference Treasury Dealer Quotations, the average of all such Redemption Reference Treasury Dealer Quotations.

“QUOTATION AGENT” means a Redemption Reference Treasury Dealer appointed as such agent by the Company or Tyco.

“REDEMPTION REFERENCE TREASURY DEALER” means each of J.P. Morgan Securities Inc. and four other primary U.S. Government securities dealers in The City of New York selected by the Company or Tyco.

“REDEMPTION REFERENCE TREASURY DEALER QUOTATIONS” means, with respect to each Redemption Reference Treasury Dealer and any redemption date, the offer price for the Comparable Redemption Treasury Issue (expressed in each case as a percentage of its principal amount) for settlement on the redemption date quoted in writing to the Quotation Agent by such Redemption Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

5. CERTAIN COVENANTS. The Indenture restricts the Issuer’s ability to merge, consolidate or sell substantially all of its assets. In addition, the Issuer is obliged to abide by certain covenants, including covenants limiting the amount of liens it may incur, as well as its ability to enter into sale and leaseback transactions, a covenant limiting the ability of its subsidiaries to incur indebtedness, and a covenant requiring it to pay or discharge all taxes, all as more fully described in the Indenture. All of such covenants are subject to the covenant defeasance procedures outlined in the Indenture.

6. EFFECT OF EVENT OF DEFAULT. If an Event of Default shall have occurred and be continuing under the Indenture, the principal hereof may be declared, and upon such declaration shall become, due and payable in the manner, with the effect and subject to the conditions provided in the Indenture.

7. DEFEASANCE. The Indenture contains provisions for defeasance and covenant defeasance at any time of the indebtedness on this Note upon compliance by the Issuer with certain conditions set forth therein.

8. CHANGE OF CONTROL TRIGGERING EVENT. Upon the occurrence of a Change of Control Triggering Event, unless this Note is being redeemed, the Holder of this Note will have the right to require that all or a portion, in $1,000 increments, of this Note be purchased at a purchase price equal to 101% of the principal amount hereof plus accrued and unpaid interest, if any, to the date of purchase.

9. DENOMINATIONS; TRANSFER.

(a) The Notes are issuable in registered form without coupons in denominations of $1,000 and any multiple of $1,000 at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, and in the manner and subject to the limitations provided in the Indenture.

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(b) Upon due presentment for registration of transfer of this Note at the office or agency of the Issuer in the Borough of Manhattan, The City of New York, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange therefor, subject to the limitations provided in the Indenture. This Note may also be surrendered for exchange at the aforesaid office or agency for Notes in other authorized denominations in an equal aggregate principal amount. No service charge shall be made for any registration of transfer or any exchange of the Notes, except that the Issuer may require payment of any tax or other governmental charge imposed in connection therewith.

(c) A certificate in global form representing all or a portion of the Notes may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or any such nominee to a successor Depositary for such Notes or a nominee of such successor Depositary.

10. HOLDER AS OWNER. The Issuer, Tyco, the Trustee and any authorized agent of the Issuer, Tyco or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, Tyco or the Trustee or any authorized agent of the Issuer, Tyco or the Trustee shall be affected by any notice to the contrary.

11. NO LIABILITY OF CERTAIN PERSONS. No recourse under or upon any obligation, covenant or agreement of the Issuer or Tyco in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, or any past, present or future shareholder, officer or director, as such, of the Issuer, Tyco or of any successor corporation of either of them, either directly or through the Issuer, Tyco or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

12. GOVERNING LAW. THE LAWS OF THE STATE OF NEW YORK GOVERN THE INDENTURE AND THIS NOTE.

13. ADDITIONAL AMOUNTS. The Issuer is obligated to pay Additional Amounts on this Note to the extent provided in Article Twelve of the Indenture.

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FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT TAXPAYER
IDENTIFICATION NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS,

INCLUDING ZIP CODE, OF ASSIGNEE

the within Note of Tyco International Finance S.A. and Tyco Fire & Security Finance S.C.A. and all rights thereunder and hereby irrevocably constitutes and appoints such person attorney to transfer such Note on the books of Tyco International Finance S.A. and Tyco Fire & Security Finance S.C.A., with full power of substitution in the premises.

Dated:
Signature

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE WITHIN INSTRUMENT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. THE SIGNATURE SHOULD BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY, A MEMBER ORGANIZATION OF A NATIONAL STOCK EXCHANGE OR BY SUCH OTHER ENTITY WHOSE SIGNATURE IS ON FILE WITH AND ACCEPTABLE TO THE TRANSFER AGENT.

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SCHEDULE OF EXCHANGES OF SECURITIES

The following exchanges of a part of this Global Security for Physical Securities or a part of another Global Security have been made:

Date of Exchange	Amount of decrease in principal amount of this Global Security	Amount of increase in principal amount of this Global Security	Principal amount of this Global Security following such decrease (or increase)	Signature of authorized officer of Trustee

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